SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 1998


                                Daktronics, Inc.
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             (Exact name of registrant as specified in its charter)

  South Dakota                      0-23246                      41-0306862
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(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)


             331 32nd Avenue
         Brookings, South Dakota                               57006
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(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (605) 697-4000

   Former name or former address, if changed since last report: not applicable

Item 5:   Other Events

          On November 19, 1998 the Registrant declared a dividend distribution of one Preferred Share Purchase Right on each outstanding share of the Registrant's common stock payable to stockholders of record on December 9, 1998. The Rights are distributed under a Rights Agreement, dated November 19, 1998, between the Registrant and Norwest Bank Minnesota, National Association. A copy of the Rights Agreement is attached as Exhibit 5.1.








                                   SIGNATURES

            Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DAKTRONICS, INC.


                                       By /s/ Paul J. Weinand
                                          -------------------
                                          Its Treasurer


Dated: November 25, 1998               Paul J. Weinand, Treasurer
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                                       Printed name and title